Exhibit 10.2
NOTE: PORTIONS OF THIS AGREEMENT ARE THE SUBJECT OF A
CONFIDENTIAL TREATMENT REQUEST BY THE REGISTRANT TO THE
SECURITIES AND EXCHANGE COMMISSION. SUCH PORTIONS HAVE BEEN
REDACTED AND ARE MARKED WITH A “[****]” IN PLACE OF THE REDACTED LANGUAGE.
AMENDMENT AGREEMENT
     THIS AMENDMENT AGREEMENT (this “Amendment Agreement”) is made and entered into as of the 25th day of June, 2010, among SAI Holdings, Inc. (“SAI”), Penson Financial Services, Inc. (“PFSI”), Penson Worldwide, Inc. (“PWI”), Penson Financial Services Ltd. (“PFSL”), Penson Financial Services Canada Inc. (“PFSC”), Broadridge Financial Solutions, Inc. (“Broadridge”), Ridge Clearing & Outsourcing Solutions, Inc. (“Ridge”), Broadridge Financial Solutions (Canada) Inc. (“Ridge Canada”) and Ridge Clearing & Outsourcing Solutions Limited. (“Ridge UK”),
W I T N E S S E T H:
     WHEREAS, PWI has entered into an Asset Purchase Agreement with Broadridge, Ridge and PFSI dated November 2, 2009 (as amended by that certain Amendment, Assignment and Assumption Agreement (“Amendment, Assignment and Assumption Agreement”) dated of even date herewith among PWI, PFSI, SAI, Broadridge and Ridge, among others, and as further amended or modified from time to time, the “Asset Purchase Agreement”), pursuant to which Penson has agreed to acquire certain assets and liabilities relating to certain of Ridge’s clearing operations.
     WHEREAS, Broadridge and PWI are parties to that certain Master Services Agreement, dated as of November 2, 2009 (as amended by the Amendment, Assignment and Assumption Agreement, and as further amended or modified from time to time, the “Master Services Agreement”) and pursuant to the Master Services Agreement, Ridge and PFSI have entered into that certain Schedule A (United States) Service Bureau Schedule to the Master Services Agreement, dated as of November 2, 2009 (as amended by the Amendment, Assignment and Assumption Agreement, and as further amended or modified from time to time, the “U.S. MSA Schedule”), and Ridge Canada and Penson Canada have entered into that certain Schedule A (Canada) Service Bureau Schedule to the Master Services Agreement, dated as of November 2, 2009 (as amended by the Amendment, Assignment and Assumption Agreement, and as further amended or modified from time to time, the “Canada MSA Schedule”), and Ridge U.K. and PFSL have entered into that certain Schedule A (United Kingdom) Service Bureau Schedule to the Master Services Agreement, dated as of November 2, 2009 (as amended by the Amendment, Assignment and Assumption Agreement, and as further amended or modified from time to time, the “U.K. MSA Schedule” and the U.S. MSA Schedule, Canada MSA Schedule and U.K. MSA Schedule, collectively, the “MSA Schedules” and each a “MSA Schedule”).
     WHEREAS, the parties desire to make certain amendments to, and to clarify certain provisions of, the MSA Schedules and Asset Purchase Agreement.

     NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
I. MSA SCHEDULE AMENDMENTS
A.	Amendments to Canada MSA Schedule
a)	Section IV (3) of Attachment B-1 to the Canada MSA Schedule is deleted.
B.	Amendments to U.S. Schedules.
a)	Attachment B-1 to the U.S. MSA Schedule is amended by deleting the references to “[****] ([****]%)” and replacing them with “[****] ([****]%)”.

b)	Section IV (3) of Attachment B-1 to the U.S. MSA Schedule is amended by deleting “[****]” and replacing it with “[****]”.

c)	The parties acknowledge that the $[****] referenced in Attachment B-1 Section I.(4) to the U.S. MSA Schedule [****].
C.	Amendments to all MSA Schedules.
a)	Section IV.A is amended by deleting the reference to “ten (10) years” in the second line and replacing it with “eleven (11) years”.

b)	The definition of [****] in Attachment B-1 to the MSA Schedules is amended by deleting the references to “[****] ([****]%)” and replacing them with “[****] ([****]%)”.

c)	The parties acknowledge that the Disclosed Agreements are set forth in that certain email from Jonathan Gilliland to Adam Behar dated June 24, 2010 sent at approximately 3:28pm and referencing “Disclosed Agreements”.
II. Amendments to Asset Purchase Agreement.
A.	The definition of “Measurement Price” is amended by deleting the reference to “10” and replacing it with “90”.

B.	Section 2.5(b)(ii)(x) is amended by deleting the reference to “one-third” and replacing it with “one half”.

C.	Notwithstanding anything in the Amendment, Assignment and Assumption Agreement to the contrary, the parties agree that the Purchase Price (as defined in the Asset Purchase

Agreement) will not be subject to adjustment for [****] accounts that are transferred to [****]. However, the [****] accounts that are transferred to [****] prior to the Closing Date will be counted toward the [****] used for the purposes of determining the [****] under Section I.(1) to Attachment B-1 to the U.S. MSA Schedule, and the parties will continue to negotiate in good faith after the Closing to seek agreement on a mutually agreeable mechanism for identifying and adjusting for such accounts.
III. MISCELLANEOUS
A.	Unless otherwise defined herein, capitalized terms shall have the meaning ascribed to them in the Master Services Agreement.

B.	This Agreement will inure to the benefit of and bind the respective successors and assigns of the parties hereto.

C.	This Amendment Agreement shall be governed by and construed in accordance with the internal substantive laws of the State of New York without giving effect to conflict of laws principles thereof.

D.	This Amendment Agreement may be executed in any number of counterparts, and any party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

E.	No provision of this Amendment Agreement is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.
[Remainder of Page Intentionally Left Blank; Signature Page Follows]

     IN WITNESS WHEREOF, this Amendment Agreement has been duly executed and delivered as of the date first above written.

Penson Financial Services, Inc.
By:	/s/ Bill Yancey
	Name:	Bill Yancey
	Title:	President

SAI Holdings, Inc.
By:	/s/ Philip A. Pendergraft
	Name:	Philip A. Pendergraft
	Title:	Executive Vice President

Penson Worldwide, Inc.
By:	/s/ Philip A. Pendergraft
	Name:	Philip A. Pendergraft
	Title:	Chief Executive Officer

Penson Financial Services Canada Inc.
By:	/s/ Philip A. Pendergraft
	Name:	Philip A. Pendergraft
	Title:	Director

Penson Financial Services Ltd.
By:	/s/ Philip A. Pendergraft
	Name:	Philip A. Pendergraft
	Title:	Executive Vice President

[Signature Page to Amendment Agreement]

Ridge Clearing & Outsourcing Solutions, Inc.
By:	/s/ Joseph Barra
	Name:	Joseph Barra
	Title:	President

Broadridge Financial Solutions, Inc.
By:	/s/ John Hogan
	Name:	John Hogan
	Title:	President

Broadridge Financial Services (Canada) Inc.
By:	/s/ John Hogan
	Name:	John Hogan
	Title:	Authorized Signatory

Ridge Clearing & Outsourcing Solutions Limited
By:	/s/ Joseph Barra
	Name:	Joseph Barra
	Title:	Director

[Signature Page to Amendment Agreement]